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                                                                    EXHIBIT 99.3




                                   DETACH HERE

                         EQUITY OFFICE PROPERTIES TRUST
                      TWO NORTH RIVERSIDE PLAZA, SUITE 2100
                             CHICAGO, ILLINOIS 60606

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
                         EQUITY OFFICE PROPERTIES TRUST

         The undersigned hereby appoints Timothy H. Callahan and Stanley M. Stevens, and each of them, proxies, with full power of substitution and revocation, to vote the common shares of beneficial interest in Equity Office Properties Trust which the undersigned is entitled to vote as designated herein, at the special meeting of shareholders to be held at 9:00 a.m., local time, on June 19, 2000, at One North Franklin Street, 3rd Floor, Chicago, Illinois, and at any adjournments or postponements thereof, with all the powers the undersigned would possess if present.


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 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
    SIDE                                                             SIDE
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    PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED
      ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.


EQUITY OFFICE PROPERTIES TRUST

        C/O EQUISERVE
        P.O. BOX 9398
        BOSTON, MA 02205-9398

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
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VOTE BY TELEPHONE                           OR              VOTE BY INTERNET
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
It's fast, convenient, and immediate.                       It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone.                       confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

------------------------------------------------            ------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:                               FOLLOW THESE FOUR EASY STEPS:

1.  READ THE ACCOMPANYING PROXY STATEMENT                   1.  READ THE ACCOMPANYING PROXY STATEMENT
    AND PROXY CARD.                                             AND PROXY CARD.

2.  CALL THE TOLL-FREE NUMBER                               2.  GO TO THE WEBSITE
    1-877-PRX-VOTE (1-877-779-8683).                            HTTP://WWW.EPROXYVOTE.COM/EOP

3.  ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER                3.  ENTER YOUR 14-DIGIT VOTER CONTROL NUMBER
    LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.                 LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.  FOLLOW THE RECORDED INSTRUCTIONS.                       4.  FOLLOW THE INSTRUCTIONS PROVIDED.
------------------------------------------------            ------------------------------------------------

YOUR VOTE IS IMPORTANT!                                     YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                Go to HTTP://WWW.EPROXYVOTE.COM/EOP anytime!
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    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


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                                   DETACH HERE

     Please mark
[X]  votes as in
     this example

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED
      HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE GIVEN,
THIS PROXY WILL BE VOTED FOR ITEM 1 AND IN ACCORDANCE WITH THE DETERMINATION OF
            A MAJORITY OF THE BOARD OF TRUSTEES AS TO OTHER MATTERS.

1. Approval of (a) the agreement and plan of merger, dated as of February 11, 2000, as amended, by and among Equity Office Properties Trust, EOP Operating Limited Partnership, Cornerstone Properties Inc. and Cornerstone Properties Limited Partnership and (b) the merger of Cornerstone Properties with and into Equity Office. Approval of the merger agreement and the merger will constitute approval of the amendments to the Declaration of Trust of Equity Office being effected as part of the merger.

         FOR                      AGAINST                    ABSTAIN
         [ ]                        [ ]                        [ ]

2.   Upon any other matter which may properly come before the meeting.

                                            MARK HERE FOR ADDRESS  ADDRESS
                                                 CHANGE AND WRITE  CHANGE
                                               CORRECT ADDRESS IN    [ ]
                                              BLANK SPACE AT LEFT

                                    Please sign exactly as name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by and authorized person.

                                    The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournments or postponements thereof.

                                    Signature: ___________________  Date:_______

                                    Signature: ___________________  Date:_______